UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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LANDCADIA HOLDINGS II, INC.

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On June 29, 2020, Landcadia Holdings II, Inc. (the “Company”) issued a press release regarding a proposed business combination between the Company and Golden Nugget Online Gaming, Inc. (the “Business Combination”). Below is (i) a copy of such press release, (ii) a copy of an investor presentation that will be used by the Company on a pre-recorded investor presentation regarding the Business Combination and (iii) a transcript of the presentation, each of which is being filed herewith as soliciting material.

Exhibit 99.1

GOLDEN NUGGET ONLINE GAMING TO BECOME PUBLIC

Landcadia Holdings II, Inc. to Acquire Golden Nugget Online Gaming

Tilman J. Fertitta to remain Chairman and CEO

(HOUSTON, TX) June 29, 2020 – Tilman J. Fertitta and Landcadia Holdings II, Inc. (NASDAQ: LCA, “Landcadia II”) announced today that Landcadia II has entered into a Purchase Agreement to acquire Golden Nugget Online Gaming, Inc. (“GNOG”), a US online real money casino owned by Tilman Fertitta, recognized by both its peers and customers alike as the industry leading online casino that brought Live Dealer to the US market place. Landcadia II is a publicly traded special purpose acquisition company co-sponsored by Fertitta Entertainment, Inc. and Jefferies Financial Group Inc.

GNOG will become only the second pure publicly traded online casino company in the US. The transaction is expected to close in the third quarter of this year. Upon closing, Landcadia II intends to change its name to Golden Nugget Online Gaming, Inc. and its Nasdaq trading symbol to GNOG.

“GNOG is one of the best positioned companies to capitalize on this massive online gaming opportunity in the US,” said Rich Handler, Co-Chairman of Landcadia II and CEO of Jefferies LLC. “We at Jefferies couldn't be more thrilled to partner with Tilman and bring this great opportunity to the public markets.”

Golden Nugget is a household name throughout the United States and its iGaming business is a well-established leader in New Jersey, the largest online gaming market in North America. GNOG has obtained market access, subject to regulatory approval, to Pennsylvania and Michigan and anticipates launching its online casino brand in each of those new markets in early 2021.

GNOG is known among its industry peers as the preeminent operator in the US online gaming market, having won the EGR North America Top Operator Award for three consecutive years. GNOG is known for its innovation, including initiating Live Dealer, Live Casino Floor gambling and a number of exclusive slot machine games to mobile devices, tablets and computers throughout New Jersey, as well as its top-notch 24/7 customer support.

Tilman J. Fertitta will remain GNOG’s Chairman and CEO, and Thomas Winter, who was brought in to develop Golden Nugget’s online gaming business, will continue to serve as GNOG’s President. During the seven years since Thomas Winter started Golden Nugget’s iGaming business in New Jersey, revenues and profitability have grown each year despite facing competition with greater financial resources. According to Mr. Fertitta, “Golden Nugget is one of the most time-honored brands in the gaming business today. When customers hear the name Golden Nugget, they know they are dealing with a trusted online gaming business. Thomas and his team have done a remarkable job, are the best in the industry, and with this transaction, will have access to growth capital to allow for the rapid expansion of the business.”

GNOG Highlights

•	Started operation in New Jersey Q4 2013
•	Became profitable in 2016
•	First online gaming company to launch Live Dealer in the US
•	Won Industry award as top operator 3 years in a row
•	First to launch Live Casino Floor in US
•	Net Income of over $11 million in 2019

Key Transaction Terms

The transaction values the combined company at an anticipated pro forma enterprise value of approximately $745 million, or 6.1x GNOG’s estimated 2021 revenue of $122 million. The consideration payable to the parent entity of GNOG will consist of a combination of cash and rollover equity in Landcadia II. Upon completion of the transaction, Tilman J. Fertitta, Chairman and CEO, will, through the parent entity of GNOG, hold a controlling economic interest (through an Up-C structure described below) and a controlling voting interest in the combined company. The combined company will have a dual-class share structure with super voting rights for Mr. Fertitta.

Landcadia II will be assuming $150 million of GNOG debt of and will pay down at closing an additional $150 million of its debt, plus pay prepayment fees, transaction fees and expenses. Subject to redemptions, there is approximately $321 million currently held in Landcadia II’s trust account. Upon payment of the purchase price, debt repayment and transaction fees and expenses, the combined company will have at least $80 million on its consolidated balance sheet at closing and an anticipated pro forma equity market capitalization of nearly $700 million.

The transaction will be structured as an Up-C where an entity indirectly owned by Mr. Fertitta will retain common units of a partnership managed by the combined company and an equal number of non-economic voting shares in the combined company. The combined company will also enter into a customary tax receivable arrangement with such entity indirectly owned by Mr. Fertitta, which will provide for the sharing of tax benefits relating to certain pre-combination tax attributes, as well as tax attributes generated by the transaction and any subsequent sales or exchanges by the entity indirectly owned by Mr. Fertitta of their equity interests, as those attributes are realized by the combined company.

The transaction has been unanimously approved by the Board of Directors of Landcadia II, upon the unanimous recommendation of a committee comprised solely of Landcadia II’s disinterested independent directors (the “Committee”). The transaction will require the approval of a majority of the outstanding shares of Landcadia II, excluding shares beneficially owned by Tilman J. Fertitta and Jefferies Financial Group, and is subject to customary closing conditions, including certain regulatory approvals. Jefferies LLC is acting as exclusive financial and capital markets advisor to Landcadia II. Haynes and Boone LLP is acting as legal advisor to GNOG. White & Case LLP is acting as legal advisor to Landcadia II. Houlihan Lokey, Inc., is serving as financial advisor to the Committee of Landcadia II.

Conference Call and Presentation Information

Investors may listen to and view a pre-recorded presentation regarding the proposed transaction at https://dealroadshow.com/e/GNOG. The audio portion of the presentation may be accessed by dialing (855) 699-8821 and entering in the access code “346466”. On the call, the presenters will be reviewing an investor presentation, which will be filed with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

About GNOG
Golden Nugget Online Gaming, Inc. is a leading online casino gaming company that is indirectly wholly owned by Tilman J. Fertitta. It is considered the market leader by its peers and was first to bring Live Dealer and Live Casino Floor to the United States online gaming market.

About Landcadia Holdings II, Inc.
Landcadia Holdings II, Inc. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses that is co-sponsored by Fertitta Entertainment, Inc. and Jefferies Financial Group Inc.

Important Information About the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Landcadia II intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. Landcadia II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about GNOG, Landcadia II and the proposed transaction. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Landcadia II as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation
Landcadia II and its directors and executive officers may be deemed participants in the solicitation of proxies from Landcadia II’s stockholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Landcadia II is contained in Landcadia II’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

GNOG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Landcadia II in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Landcadia II’s and GNOG’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Landcadia II’s and GNOG’s expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Landcadia II’s and GNOG’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, (2) the outcome of any legal proceedings that may be instituted against Landcadia II and GNOG following the announcement of the Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Landcadia II, certain regulatory approvals or satisfy other conditions to closing in the Purchase Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on GNOG’s business and/or the ability of the parties to complete the proposed transaction; (6) the inability to obtain or maintain the listing of Landcadia II’s shares of common stock on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of GNOG to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that GNOG or Landcadia II may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Landcadia II’s other filings with the SEC. Landcadia II cautions that the foregoing list of factors is not exclusive. Landcadia II cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Landcadia II does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation
This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

# # #

MEDIA CONTACT:

Dancie Perugini Ware/dancie@dpwpr.com

Dancie Perugini Ware Public Relations

713.224.9115

Steven Scheinthal or Rick Liem

Landcadia Holdings II, Inc.

(713) 386-7000

Exhibit 99.2

INVESTOR PRESENTATION JUNE 29, 2020

Disclaimer 2 This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a s olicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of Landcadia H old ings II, Inc. (“Landcadia”) or Golden Nugget Online Gaming, Inc. (“GNOG”) or any of their respective affiliates. The presenta tio n has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the 'Business Combination”) conte mpl ated by the Purchase Agreement, by and among Landcadia, GNOG and the other parties thereto (the “Purchase Agreement”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Bus in ess Combination. No Representation or Warranty No representation or warranty, express or implied, is or will be given by Landcadia or GNOG or any of their respective affili ate s, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in th is presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the c our se of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof o r f or any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to co nta in all of the information that may be required to evaluate a possible investment decision with respect to Landcadia, and does no t constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentati on is preliminary in nature and is subject to change, and any such changes may be material. Landcadia and GNOG disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentatio n are the property of their respective owners. Forward - looking statements This presentation contains “forward - looking statements” within the meaning of The Private Securities Litigation Reform Act of 19 95. Forward - looking statements include, without limitation, statements regarding the estimated future financial performance, fin ancial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Com bin ation, the level of redemption by Landcadia's public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated pro forma enterprise value and projected revenue of the combined company following th e Business Combination, anticipated ownership percentages of the combined company's stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they re late to the potential Business Combination. Such statements can be identified by the fact that they do not relate strictly to hi storical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “c oul d,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and si mil ar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not for ward - looking. When Landcadia discusses its strategies or plans, including as they relate to the Business Combination, it is maki ng projections, forecasts and forward - looking statements. Such statements are based on the beliefs of, as well as assumptions made by and inform ation currently available to, Landcadia's management. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ mater ially from the expected results. Most of these factors are outside of Landcadia's and GNOG's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) Landcadia's ability to complete the Business Combination or, if Landcadia does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable ) o f the conditions to the Business Combination, including with respect to the approval of the stockholders of Landcadia; (3) th e a bility to maintain the listing of the combined company's securities on Nasdaq or another exchange; (4) the risk that the Busi nes s Combination disrupts current plans and operations of Landcadia or GNOG as a result of the announcement and consummation of the transaction describ ed herein; (5) the impact of COVID - 19 on GNOG’s business and operations and/or the ability of the parties to complete the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, amo ng other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with cu sto mers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in ap plicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary r egu latory approvals required to complete the Business Combination, including but not limited to, applicable gaming laws and regulations; (9) the pos sibility that GNOG and Landcadia may be adversely affected by other economic, business, and/or competitive factors; (10) the out come of any legal proceedings that may be instituted against Landcadia, GNOG or any of their respective directors or officers fo llowing the announcement of the Business Combination; (11) the failure to realize anticipated pro forma results and underlying assumption s, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks an d u ncertainties indicated from time to time in the preliminary proxy statement of Landcadia related to the Business Combination, in cluding those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by La ndcadia. You are cautioned not to place undue reliance upon any forward - looking statements. Forward - looking statements included in this p resentation speak only as of the date of this presentation. Neither Landcadia nor GNOG undertakes any obligation to update it s f orward - looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are ident ified and discussed in Landcadia's reports filed with the SEC. No Offer or Solicitation T his presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or i n r espect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an of fer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jur is diction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such juris dic tion. Use of Projections This presentation contains financial forecasts. Neither Landcadia's nor GNOG's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections fo r the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicat ive of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information ar e inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause act ual results to differ materially from those contained in the prospective financial information. Projections are inherently un cer tain due to a number of factors outside of Landcadia's or GNOG's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Landcadia, GNOG or the combined company after the Business Combination or that actual res ult s will not differ materially from those presented in the prospective financial information. Inclusion of the prospective fina nci al information in this presentation should not be regarded as a representation by any person that the results contained in th e p rospective financial information will be achieved. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in whic h G NOG competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Non - GAAP Financial Matters This presentation includes certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin. EB TIDA is defined as net income plus tax expense, interest expense and depreciation and amortization. Adjusted EBITDA is define d a s EBITDA, less brand royalties . These financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non - GAAP financial measures used by other companies. Landcadia and GNOG believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operat ing results and trends. These non - GAAP measures with comparable names should not be considered in isolation from, or as an alter native to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and “R econciliation of Non - GAAP Measures” on slide 51 of the Appendix for a description of these non - GAAP financial measures and recon ciliations of such non - GAAP financial measures to the most comparable GAAP amounts. Additionally, to the extent that forward - loo king non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such recon ci liation. Additional Information Landcadia intends to file with the SEC a preliminary proxy statement in connection with the Business Combination and, when av ail able, will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement wi ll contain important information about the Business Combination and the other matters to be voted upon at a meeting of stockh old ers to be held to approve the Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for an y i nvestment decision or any other decision In respect of such matters. Landcadia’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendment s thereto, and the definitive proxy statement in connection with Landcadia's solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the Busi ne ss Combination. When available, the definitive proxy statement will be mailed to Landcadia stockholders as of a record date t o b e established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting. Landcadia’s stockholders will also be able to obtain copies of the proxy statement, without charge once available, at the SEC's website at www.sec.gov or by directing a request to Landcadia’s secretary at 1510 West Loop South Houston, Texas 77027. Participants in the Solicitation Landcadia and its directors and officers may be deemed participants in the solicitation of proxies of Landcadia stockholders in connection with the Business Combination. Landcadia’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and o ff icers of Landcadia in Landcadia's Annual Report on Form 10 - K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020 and is available at the SEC’s website at www.sec.gov or by directing a request to Landcadia’s secretary at the address above. Information regarding the persons who may, under SEC rules, be deemed participants in the sol ic itation of proxies to Landcadia stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the Business Combination when available. Ad dit ional information regarding the interests of participants in the solicitation of proxies in connection with the Business Comb ina tion will be included in the proxy statement that the Landcadia intends to file with the SEC.

Golden Nugget Online Gaming (“GNOG”) 3 GNOG is a leading operator in one of the fastest growing markets in the U.S. today Award - winning management team with history of successful execution Well - established leader in New Jersey, the largest online gaming market in the U.S. Golden Nugget is a household name throughout America with a national database that focuses on profitable gaming customers Pandemic resistant and scalable business model with 30%+ profitability margins The current stay - at - home climate has significantly accelerated consumer adoption of online gaming Massive $20+ billion online market opportunity Leader for the Future of Online Gaming

4 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

52% 2% 46% Tilman Fertitta & Fertitta Entertainment Jefferies SPAC Sponsor Shares Public Shareholders Landcadia Share Price $10.00 Pro Forma Shares Outstanding (millions) 68.3 Total Equity Value $683 Plus: Debt Outstanding 150 Less: Cash (88) Pro Forma Enterprise Value $745 Enterprise Value Trading Multiples 2021E Revenue Multiple $122 6.1x Sources Uses Cash Held in Trust $322 Cash Consideration to Golden Nugget Parent $30 Equity Issued to Golden Nugget Parent 314 Equity Issued to Golden Nugget Parent 314 Landcadia Sponsor Equity 54 Landcadia Sponsor Equity 54 Balance Sheet Cash at Closing 88 Debt Paydown 150 Debt Paydown Fees 24 Transaction Fees 30 Total Sources $690 Total Uses $690 Proposed Transaction Structure 5 Valuation Summary Sources & Uses Pro Forma Basic Shares Outstanding 1 Illustrative Valuation  Landcadia Holdings II, Inc. (“ Landcadia ”) is a publicly listed special purpose acquisition vehicle with over $300 million in cash  Golden Nugget Online Gaming is a subsidiary of Golden Nugget that includes the iGaming assets associated to Golden Nugget’s online casino operations  Landcadia to combine with Golden Nugget Online Gaming in an Up - C structure ─ Values Golden Nugget Online Gaming at $745 million Source: GNOG management and Company filings. 1. Assumes no redemption of public shares by Landcadia stockholders. ($ in millions) ($ in millions, unless per share data) 3 2. Will be issued Class B shares with 10 - to - 1 voting rights, which sunset when Tilman Fertitta and Fertitta Entertainment’s economic ownership falls below 30%. 4 1 2 3. Excludes Landcadia warrants. 4. Jefferies to forfeit two - thirds of their SPAC Sponsor shares .

Comparable Company Benchmarking 6 Source: GNOG management, Company filings, and Wall Street research. Note: Data as of 6/26/2020. 2021E Revenue ($mm) Cash Flow 5 Stock Price Return Since Launch Total Enterprise Value ($mm) 1 TEV / 2021E Revenue $733 3 ’19 - ’24 Revenue CAGR Net Average Revenue per User (“ARPU”) $122 2 Negative Positive $11,157 4 $745 $49 3 Positive $629 34% 36% 17% 1. Reflects common shares outstanding. Does not take into account dilutive effect of warrants, options or other securities. 2. Net Revenue. Per Company management. 3. Per Consensus Wall Street research. TBD 228% 6 80% 7 $39 8 $566 9 NM 15.2x 6.1x 12.9x 5. Cash Flow refers to 2021E EBITDA. 6. Since announcement of 3 - way merger with SBTech (December 23, 2019). 7. Since U.S. IPO listing on NASDAQ (May 7, 2020). 8. Q1 2020 Average Revenue per Monthly Unique Players. 9. 2019A Online Casino Monthly ARPU (NGR). 4. Pro forma for DraftKings’ 16 million primary share offering (June 18, 2020).

0.17x 0.45x 0.75x 0.49x 0.83x 0.65x 0.40x 35.8% 33.8% 17.1% 14.9% 7.2% 8.0% 10.9% 6.1x 15.2x 12.9x 7.3x 5.9x 5.2x 4.3x Comparable Company Benchmarking 7 Source: GNOG management, Company filings, and Wall Street research. Note: Data as of 6/26/2020. 1. TEV pro forma for primary share offering (June 18, 2020). TEV / 2021E Revenue 2 Growth Adj. 2021E Revenue Multiple 2 U.S. Publicly Listed iGaming Interactive Gaming 1 Average: 8.5x Average: 15.3% 2. Reflects common shares outstanding. Does not take into account dilutive effect of warrants, options or other securities. Revenue estimates per Consensus Wall Street research. GAN Limited illustrates 2019A – 2022E Revenue CAGR. 3. GNOG revenue CAGR based on net revenue. ’19 - ’24 Revenue CAGR 3 Average: 0.59x

8 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

Golden Nugget at a Glance 9 Golden Nugget is an Internationally Recognized Brand & Company • Approximately $4 billion in 2019A revenue • Golden Nugget / Landry's is a diversified restaurant, hospitality entertainment and gaming company with: • 600 outlets • 3 hotels • 4 aquariums • 2 amusement parks • 5 Golden Nugget casinos in Atlantic City, Las Vegas, Laughlin, Lake Charles and Biloxi • 39 States, DC, and Puerto Rico • 42 International Units Source: GNOG management.

Golden Nugget / Landry’s Has a Broad National Network of Locations 10 We Are Strategically Located Where Americans Live, Play and Eat • National footprint augmented by an extensive database • Over 3 million Landry’s Select Club Members • Over 2.5 million Golden Nugget 24K Select members

Golden Nugget Has Become a Household Name Throughout America 11 Houston Rockets owner Tilman Fertitta with NBA All - Star and Most Valuable Player James Harden New York Times Best - Selling Author “Fertitta shares the commonsense principles that have rocketed his worldwide hospitality empire to the top” 2 Billion Dollar Buyer was CNBC’s “most watched premiere hour ever” 1 Land - based U.S. - wide presence A brand empowered by its founder • Iconic brand, recognized and trusted nationwide, especially by affluent casino players • Upscale casual brand with b est - in - class customer experience (games, environment, service) in a friendly fashion • Online, the brand is a leading online destination for casino players with a modern mindset Fundamental Principles 1. Per Houston Business Journal. 2. Per The New York Times.

• Over 3 million Landry’s Select Club members • Historically, added ~5,500 new members per week • 18% of restaurant sales are associated with Landry’s Select Club transactions • 40% of members cross brands Golden Nugget and Landry’s Databases Provide a Built - in Base of Customers for New States 12 Source: Golden Nugget management. • Over 2.5 million Golden Nugget 24K Select members • Historically, added ~7,600 new members per week • 80% of rated play revenue is associated from 24K members • One card plays across all casino properties

27% 17% 16% 15% Biloxi Las Vegas / Laughlin Lake Charles Atlantic City GNOG Source: Golden Nugget management. 1. Return on Investment defined as EBITDA divided by Total Investment. As of February 2020. Refer to slide 51 of this presentati on for reconciliation of Net Income to EBITDA. Golden Nugget Has a Strong History of Generating Returns 13 Return on Investment 1 Biloxi Las Vegas / Laughlin Lake Charles Atlantic City GNOG 288%

Seasoned Management Team of Industry Experts 14 Warren Steven VP, Product & Operations Thomas Winter President Tilman Fertitta Chairman & Chief Executive Officer • Mr. Fertitta has been the sole shareholder, chairman and Chief Executive Officer of Fertitta Entertainment, Inc., which owns the NBA Houston Rockets, the restaurant conglomerate Landry’s and the Golden Nugget Casinos • Recognized today as a global leader in the dining, hospitality, entertainment and gaming industries • Mr. Fertitta currently serves as Chairman of the Houston Children’s Charity, the Houston Police Foundation, and is currently the Chairman of the Board of Regents for the University of Houston • Joined Golden Nugget Online Gaming at inception • Previously served as CEO of Betclic, a major European online sports betting and gaming operator, which he grew organically 10 - fold to $200m in revenue over 3 years. Responsible for Expekt.com, which he merged with Betclic.com • Currently a board observer for Superbet, one of the largest operators in Central and Eastern Europe • Prior to joining Betclic, spent 9 years in the Telco and Sports Media industries • MBA from ESSEC business school, Paris (France) • 15 - year veteran of online gaming and currently going on 6 years with GNOG • Previously spent 5 years with Betclic Everest Group, eventually overseeing the P&L of online gaming for the group focused on Casino, Games, Poker and Bingo products for the Betclic, Expekt and Everest brands, including developing and operating the online version of the world famous Casino de Monte - Carlo brand for Société des Bains de Mer • Prior to GNOG, Mr. Steven was Commercial Manager of Casino and Games at Paddy Power Michael Harwell Chief Financial Officer • Previously served 8 years as Chief Accounting Officer for a publicly traded energy company and served 7 years as Vice President and Corporate Controller for Landry’s • Prior to this, Mr. Harwell served as Vice President and Corporate Controller for NetVersant Solutions, Inc., and was Corporate Controller for publicly traded Nabors Industries, Ltd • BBA in accounting from Texas A&M University, Certified Public Accountant who began his career with Ernst & Young LLP

Source: GNOG management. Note: Refer to slide 51 of this presentation for reconciliation of Net Income to EBITDA and Adj. EBITDA. Overview of Golden Nugget Online Gaming 15 Leading U.S. Online Casino Operator • Launched iGaming operation in New Jersey in 2013, built leadership position through first - class execution • Profitable since 2016, delivered significant growth (48% revenue growth CAGR 16 - 19) • Unique offering and expertise: first - to - market proprietary live dealer offering, highly rated customer support, superior data analytics capabilities • Actively expanding into other high - value markets starting with Pennsylvania and Michigan • Led by successful entrepreneur Tilman Fertitta and seasoned online gaming executive Thomas Winter, GNOG has a team of ~150 employees Financial Performance $27.9 2018 2019 2017 $4.6 2016 $18.2 $1.3 $43.0 $11.1 $55.4 $16.7 Net Revenue Adj. EBITDA 2 CAGR 16 - 19 48% 135% 7% 16% 26% 30% EBITDA margin 1 ($ in millions) 1. Based on Net Revenue. 2. Adj. EBITDA is net of brand royalties, which actually started being paid in May 2020.

Over 15 Awards in the Last 5 Years 16

iGaming Player and Spend Habits

iGaming Players Are More Mature, Have Higher Disposable Income and Have a Balanced Gender Distibution


Land-Based Casino Player
51%
49%
50 - 55 Years Old
iGaming Player
45%
55%
40 - 45 Years Old
Online Sports Player
5%
95%
30 - 35 Years Old

Source: Land-Based Casino Player metrics as per Golden Nugget Atlantic City management. iGaming Player metrics as per GoldenNuggetCasino.com. Online Sports Player metrics per GNOG Management estimates.
Note: Demographics for land-based. iGaming and online sports players are directional and per GNOG management estimates based on internal and external sources.

17

iGaming vs. Sportsbetting: Player Economics 18 iGaming Players Place More Bets and Are ~7x More Valuable Than Sports Bettors iGaming Land - based Casino Online Sports Slots Tables Slots Tables Bets Avg. Bet $2.7 $45 $1.8 $50 $45 Daily Handle $1.9k $1.75k $1.5k $2.4k $240 Hold % 4.3% 1.9% 8% 1.9% 1 6.0% Daily Hold $ $83 $33 $120 $46 $14 Visits/month 6x 6x 2.7x 2.7x 7x Monthly Bets 4,300 230 2,200 130 35 Monthly Hold $500 $200 $320 $130 $100 Total Hold / Active Month $700 $450 $100 The average iGaming player (vs sports bettor): • Plays longer • Reinvests winnings quicker • Generates a higher hold for the operator • Has a higher disposable income Source: iGaming metrics per GoldenNuggetCasino.com in New Jersey. Land - based Casino metrics per Golden Nugget Atlantic City management, Online Sports metric s per GNOG management estimates . Note: Illustrates GNOG simplified real numbers for iGaming, GNAC simplified real numbers for Land - based Casino and directional d ata based on Industry research for Online Sports; data presented is directional and rounded per GNOG management estimates. 1. Land - based table hold typically 15% of drop, equivalent to 1.9% of wagers.

Source: GNOG management and New Jersey Gaming Commission. Note: Refer to slide 51 of this presentation for reconciliation of Net Income to EBITDA. Pandemic - Proof Business Model 19 Golden Nugget Online Gaming Outperformed the NJ Market During the COVID - 19 Crisis Golden Nugget Online Gaming New Jersey iGaming Market 1 Apr - 20 Jan - 20 Feb - 20 Mar - 20 $53.3 $50.2 $61.2 $74.8 +40% GGR $9.0 Jan - 20 Feb - 20 Mar - 20 Apr - 20 $2.0 $5.8 $1.6 $5.7 $7.2 $2.3 $3.2 +55% GGR EBITDA ($ in millions) ($ in millions) 1. Casino Only, excludes Poker.

20 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

Investment Highlights

- #1 iGaming-focused, U.S. casino brand in NJ[1]
- On track to deliver $95 million of GGR and $24 million of Adj. EBITDA in 2020
- Well positioned to capture ~10% share of the projected $22 billion U.S. iGaming market[2]
- Covid-19 accelerates e-commerce secular trend, accelerates U.S. iGaming regulation
- Industry-leading monetization: $7.7k 5-year Players Life Time Value
- eGR North America Operator of the Year Award in 2017, 2018, 2019
- Cutting-edge innovator:
  - First in the U.S. to launch in-house Live Dealer studio
  - First to launch branded slot (Golden Nugget™ Video Slot)
  - Successful bet on new game categories: Steppers, Megaways™

Note: Refer to slide 51 of this presentation for reconciliation of Net Income to Adj. EBITDA.

1. Business model focused on online casino.
2. At maturity (2030-2040 depending on when states legalize online casino games).

21

Well Positioned to Become the Leading U.S. iGaming Operator

GNOG has the Expertise, Infrastructure and Brand to Capture Outsized Share in Key U.S. iGaming States

Proven iGaming Track Record

- 20% GGR growth every quarter since 2014
- 30% Adj. EBITDA margins (Net Revenue) in 2019
- ~13% of the NJ market
- Marketing spend at ~15% of GGR

Effective Capabilities

- Market access to: NJ, PA, MI, NV, LA & MS
- Player Acquisition and Retention Marketing Capabilities
- Proprietary Live Dealer Studio
- Expert management supported by ~150 staff
- Strongest iGaming content mix, with ~870 games[1]
- Long-term partnership with Scientific Games Digital - a leading tech partner



Source: Eilers and Krejcik and GNOG management.
Note: Refer to slide 51 of this presentation for reconciliation of Net Income to Adj. EBITDA.

1. More than any other competitor in NJ.

22

Source: GNOG management. 1. Post - COVID landing, people back to work. Milestones of Golden Nugget Online Gaming 23 ~50% Revenue CAGR Since 2014 Q4 $11 $8 Q1 Q2 Q4 $9 Q3 Q3 Q1 $15 $5 Q2 Q2 $6 Q3 Q4 Q1 $6 Q1 Q2 Q4 Q3 Q4 $15 Q1 $8 Q2 $8 Q4 F Q3 Q4 Q4 Q2 Q3 Q1 $2 Q2 F Q3 F $1 $3 $27 Q1 $4 $4 $4 $4 $5 $11 $3 $13 $14 $17 $19 $26 1 $24 1 $13 Actual GGR Forecast GGR 2014 2013 2015 2016 2017 2018 2019 2020 • Live in NJ in Q4 • $1 million of GGR per month • Profitable • First to offer Live Dealer in the U.S. • Reached $3 million of GGR per month • First to launch Live Casino Floor Roulette in the U.S. • Launches NJ Online sportsbook • $6 million GGR per month • Explosive growth during COVID - 19 outbreak • Mobile iOS and Android application ($ in millions)

Huge U.S. iGaming Opportunity for Golden Nugget Online Gaming

NJ, PA and MI Only the Start of U.S. iGaming Roll-Out

Today


NJ

~13% of a ~$800 million iGaming market

Immediate Opportunities


NJ


PA


MI

~12% of a ~$2.5 billion iGaming market

Future Opportunities



~10% of a ~$22 billion iGaming market at maturity

Source: Company reports and GNOG management estimates.

24

NJ 2020F iGaming GGR Implied U.S. iGaming GGR U.S. Commercial & Tribal Land- Based GGR Implied U.S. iGaming GGR iGaming Market Size 25 U.S. iGaming: a ~$22 billion+ Opportunity Source: Gaming Commissions, Census, and Wall Street research. Note: Charts in Red are not to scale. NJ 3.4% of U.S. Household Income $780 million $22 billion 30% Penetration $75 billion $22 billion Implied Size Based on U.S. Land - Based Gaming 1 (GGR) (GGR) Implied Size Based on NJ iGaming Revenue 1. Illustrates 2018A U.S. Commercial & Tribal Land - based GGR.

The ‘Pure Casino’ Market Could be Worth ~$12 billion 26 Pure Casino: Players Acquired Directly Into (and Spend Most of Their Time On) iGaming U.K. iGaming GGR by Type of Company, 2019A Source: Oakvale Capital, Company reports, and GNOG management estimates. Pure Casino Companies $2.2 billion (55%) Sports - led Companies $1.8 billion (45%) Implied U.S. iGaming GGR at maturity by Type of Company Pure Casino Companies $12 billion (55%) Sports - led Companies $10 billion (45%) Total iGaming: $4 billion Total iGaming: $22 billion

1. Estimate. Pure casino is defined as casino revenues from online casino player acquisition. 2. Estimate. Sports - led casino = casino revenues from online sports betting player acquisition. GNOG is New Jersey's Leading Online Operator 27 Golden Nugget Online Gaming Owns ~18% of the NJ Pure Casino Market • Pure Casino accounts for ~67% of the NJ iGaming market • Golden Nugget Online Gaming is the largest Pure Casino player in New Jersey, with ~18% market share • GNOG increased market spend will consolidate pure casino dominance and build share of the sports - led casino vertical Source: GNOG management. Dollars in millions. Note: Sports - led Casino revenue estimates as per GNOG management. Figures are used for illustrative purposes. 2017 2018 2019 2020F NJ Total iGaming Revenues (GGR) $221 $277 $462 $780 Pure casino (1) 221 265 329 525 Sports-led casino (2) 12 133 255 Pure casino / Total iGaming 96% 71% 67% GNOG Total iGaming Revenues (GGR) $32 $49 $61 $95 Pure casino 32 49 61 95 Sports-led casino (2) - - - 0 GNOG share of total iGaming 14.5% 17.7% 13.1% 12.2% GNOG Share of Pure casino 14.5% 18.5% 18.4% 18.1% GNOG Share of Sports-led casino 0.0% 0.0% 0.1%

NJ iGaming Competitor Matrix

Using NJ as a Template for Success, GNOG Expected to Be a Strong Competitor in New States

	Golden Nugget Online Gaming	DraftKings	FanDuel	Caesars	MGM[2]
Brand	Heritage brand; has been in the online market almost since inception	DFS brand with a focus on sports	DFS brand with a focus on both sports and casino	Well recognised with a focus on casino	High brand recognition with a focus on both sports and casino
2019 iGaming Market Share[1]	13%	11%	17%	9% (incl. 2% from Harrah's)	13% (incl. 9% from Borgata)
Demographics	High value players looking for a modern and authentic casino experience	Strong focus on young male sports fans	Strong focus on young male sports fans but also pure casino players	Mix of high value and casual casino players	Mix of high value and casual casino players
Reliance on cross-selling	Low reliance - playerbase of loyal customers has been built over 7+ years	High - reliance of DFS and sportsbetting database	High - reliance of DFS and sportsbetting database	High reliance - notable uplift from Total Rewards database	Medium reliance - notable uplift from M-Life database
Focus	iGaming	Mostly Sports, but also iGaming	Sports and iGaming	iGaming	Sports and iGaming
Content Strategy	Over 870 titles, exclusive launches, and proprietary live dealer product	210 titles	550 titles	740 titles	478 titles

Sources: Company reports, GNOG management, and Eilers and Krejcik.
1. Eilers and Krejcik.
2. Part of the MGM / GVC Joint Venture, Roar Digital.

28

29 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

iGaming is Expected to be a Larger Vertical Than Online Sportsbetting in NJ 30 2021F $460 $860 $820 2018 2019 2020F 2022F 2023F $54 $277 $375 $244 $462 $230 $780 $575 $900 Online Sports GGR iGaming GGR NJ GGR by Online Sportsbetting vs. iGaming, 2018 to 2023F Source: New Jersey Gaming Commission for 2018 - 2019 actuals and GNOG management estimates for 2021 - 2023. ($ in millions)

Source: New Jersey Gaming Commission for 2014 - 2019 actuals and GNOG management estimates for 2021 - 2023. Pandemic Has Accelerated Online Gaming Growth 31 4% 5% 6% 9% 11% 17% 34% 32% 32% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2020F 2016 2022F 2014 2018 2015 2017 2019 2021F 2023F 44% (COVID) NJ GGR by Online vs. Retail Casino, 2014 to 2023F NJ iGaming as a % of Land - Based Casino GGR iGaming to Account for a Third of New Jersey Land - Based GGR in 2021

Source: GNOG management estimates. 1. As of May 2020. iGaming states are NJ, PA, DE. Online Sportsbetting states are CO, IA, IN, NH, NJ, NV, OR, PA, RI, and WV. U.S. Online Gaming Positioned for Accelerated Growth 32 Live States 3 2020E GGR $1.2 Billion iGaming Regulation 1 Online Sportsbetting Regulation 1 • More U.S. states have signaled their intention to explore allowing iGaming:  Resilience in light of the pandemic  New revenues for indebted states  Logical next step after sports betting legalization Live States 10 2020E GGR $600 Million

33 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

Growing and Efficient iGaming - Focused Operation 34 A Proven Operator - GNOG has Delivered 45% CAGR in GGR Over the Last 7 Years Advertising Spend/EBITDA as % of GGR, Q4 2013 to Q1 2020 • GNOG specializes in iGaming – the most valuable vertical in terms of Player Lifetime Value • Proven ability to deliver market - beating growth and EBITDA margin through improving player retention and ARPU over time • A highly engaged and valuable base of players base reduces reliance on marketing spend, currently at ~16% GGR Casino GGR Advertising as a % of GGR EBITDA as a % of GGR Source: GNOG management. Note: Refer to slide 51 of this presentation for reconciliation of Net Income to EBITDA.

Improving Player Economics… 35 GNOG iGaming Players Are 34% More Valuable On a Monthly Basis Since Inception $566 $624 1 $552 $493 $480 $518 2018 $467 2016 2019 2015 2020 2014 2017 +34% Casino ARPU Avg. Monthly Casino ARPU (NGR) by Year, 2014 to 2020 Source: GNOG management. 1. Forecast.

…And Above-Market Lifetime Value

Average Y1 LTVs at ~$2.1k; Y5 at ~$7.7k

Avg. Cohort LTV (GGR), Over Six Years (Monthly)



$12k
$10k
$8k
$6k
$4k
$2k
$0k
$2.1k
$5.0k
$7.7k
$10.1k
LTV
M2
M4
M6
M8
M10
M12
M14
M16
M18
M20
M22
M24
M26
M28
M30
M32
M34
M36
M38
M40
M42
M44
M46
M48
M50
M52
M54
M56
M58
M60
M62
M64
M66
M68
M70
M72

GOLDEN NUGGET ONLINE GAMING

5 year LTV: ~$7.7k

DRAFTKINGS (New Jersey)

5 year LTV: ~$2.4k[1]

Source: GNOG management and Company filings.
1. DraftKings Investor Presentation (Dec-19).

36

Product and Innovation 37 The GNOG Live Dealer Studio has Benefited From Consistency in Innovation Live Dealer Studio Opens 4 tables open AUG 2016 SEP 2017 STUDIO EXPANDED Added extra 1300 sq ft Total 2200 sq ft DEC 2017 NEW GAME Casino Hold’em MAR 2018 NEW GAME Casino Floor Roulette JUN 2018 NEW GAME Unlimited Blackjack FEB 2020 NEW GAME Three Card Poker MAR 2020 Updated User Interface v3.0 APR 2019 Studio Partners CURRENT STUDIO: CAPACITY: 18 Tables Space is available to expand – 8 more tables

Exclusive Games 38 Driving Player Acquisition, Retention, and Brand Equity • 20 exclusive 1 games already launched in 2020 • 80 more lined up for 2020 - 2021 Notable Exclusive Content Partners and Games – Land Based Proven Content 2020 YTD 2016 2018 2017 2019 No. of Exclusive Games by Year 8 7 15 11 19 1. Exclusivity of a new game typically lasts 30 - 60 days.

Customer Service representatives average 3 years’ experience in the online gaming industry Phone, live chat, email, and help center 24/7 customer support for all methods 96% customer satisfaction rating CS and CRM teams hold regular meetings to ensure awareness of latest offers Experience Source: GNOG management. 1. Based on 27,000 post chat surveys scores for all of 2019 (Survey conducted by GNOG management) . 2. Based on DGE bi - weekly statistics, 2019. Inbound Answer Rate measures the percentage of inbound calls from customers that are an swered before going to voicemail. Best - in - Class Customer Service 39 In - House Customer Service Creates a Personalized Experience for Customers and VIPs Quality Drivers Availability Reliability Customer Satisfaction Continuity 96% Customer Satisfaction 1 95% Inbound Answer Rate 2 Response Time 2 Handle Times 2 0.7 min 0.9 min Chat Call 8.3 min 4.6 min Chat Call

40 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

Historical Year-over-Year Financial Performance

($ in millions)	2017	2018	2019	Jan-Apr 2019	Jan-Apr 2020
GGR Sport	$ -	$ -	$0.3	$0.1	$0.2
GGR Casino	32.2	48.9	60.6	18.7	27.6
GROSS GAMING REVENUE	**$32.2**	**$48.9**	**$60.9**	**$18.8**	**$27.8**
Y-o-Y Growth	*NM*	*52%*	*25%*	*NM*	*48%*
Bonuses & Jackpot accruals	(7.0)	(10.0)	(13.1)	(4.2)	(5.7)
NET GAMING REVENUE	**$25.2**	**$38.9**	**$47.8**	**$14.6**	**$22.1**
Other Income[1]	2.7	4.1	7.6	2.3	3.4
NET REVENUE	**$27.9**	**$42.9**	**$55.4**	**$16.9**	**$25.5**
Y-o-Y Growth	*NM*	*54%*	*29%*	*NM*	*50%*
Royalties	(3.2)	(5.3)	(6.8)	(1.9)	(3.1)
Payment processing	(2.0)	(3.0)	(3.8)	(1.1)	(1.5)
Gaming tax	(5.6)	(8.4)	(10.0)	(3.0)	(4.7)
GROSS PROFIT	**$17.1**	**$26.2**	**$34.8**	**$10.9**	**$16.2**
Advertising	(7.0)	(8.2)	(9.3)	(3.1)	(4.4)
Total G&A	(5.5)	(6.9)	(8.8)	(2.8)	(3.2)
Adj. EBITDA	**$4.6**	**$11.1**	**$16.7**	**$5.0**	**$8.5**
% of Net Revenue	*16%*	*26%*	*30%*	*30%*	*33%*
Y-o-Y Growth	*NM*	*141%*	*50%*	*NM*	*70%*

Golden Nugget Online Gaming will increase investment in marketing for both:

- **Sportsbetting (including in 2020) to grow its playerbase and tap into new demographics, and**
- **iGaming, as it enters new markets including Pennsylvania and Michigan**

Source: GNOG management estimates.
Note: Refer to slide 51 of this presentation for reconciliation of Net Income to Adj. EBITDA.
1. Includes market access royalties from skins, and B2B revenues from GNOG's Live Dealer studio. Adjusted EBITDA is net of brand royalties.

41

State Regulation GNOG Entry 2025F Market Size ($ in millions) GNOG 2025 Expected MS 1 iGaming Online Sports Feb - 13 Nov - 18 iGaming Online Sports Q4 2013 Feb - 19 iGaming Online Sports $950 $600 iGaming Online Sports 15.0% 3.8% iGaming Online Sports Jul - 19 Nov - 18 iGaming Online Sports Exp. Jan - 2021 GNOG won’t enter iGaming $900 iGaming 10.5% iGaming Online Sports Mar - 20 Mar - 20 iGaming Online Sports Exp. Jan - 2021 Exp. Jan - 2021 iGaming Online Sports $600 $400 iGaming Online Sports 10.5% 3.2% Source: GNOG management estimates. 1. Market Share. Short - Term Growth Plan and Opportunity – NJ, PA, MI 42 Golden Nugget Online Gaming Expects to Capture Over 10% of a $3.5 Billion Opportunity by 2025 • Pennsylvania : pre - approved as a Qualified Gaming Entity (QGE), licensing process ongoing. No market access royalties • Michigan : signed a MOU with a tribal casino for online gaming and sports betting for 15+ years, subject to final documentation NJ PA MI

Projected Revenue 1 43 GNOG Expects to Enter New Markets, Starting with PA and MI in 2021 Net Revenue (2019 to 2025) ($ in millions) NJ MI PA New States Source: GNOG Management. 1. Assumes operations in MI and PA launch on 1/1/2021. New state market size estimates derived from research. GNOG assumes marke t p enetration rate and GNOG market share to determine new state GGR. 75% margin applied to new state GGR to reach Net Revenue. $55 $86 $122 2019A 2020F 2021F $635 million 2025F

$27 $36 $13 $30 $49 2019A 2020F 2021F 2022F 2023F Projected Contribution Profit 44 New Jersey, Pennsylvania and Michigan (Excludes New States) Contribution Profit (2019 to 2025) 1 Source: GNOG management. Note: Drop in contribution due to marketing investment required to successfully enter Michigan and Pennsylvania. Contribution Profit negatively impacted by upfront costs due to expansion into PA and MI ($ in millions) NJ PA & MI 1. Contribution Profit defined as Gross Profit minus Advertising. Contribution Profit estimates derived from forecasted state op era ting models assuming PA and MI launch on 1/1/2021.

Org. Chart

~150 Staff Based in Atlantic City, New Jersey, and Houston, Texas



Chairman and CEO
VP, Product & Operations
President
CFO
Director of CRM
Director of Digital Marketing
Director of Customer Service and Payments
BI Analyst
Internet Gaming Manager & Compliance Director
2x Graphic Designers
2x Product Manager
1x Content Manager
1x Project Manager
100x Live Dealer Team
1x Customer Mkg Manager
1x CRM Analyst
1x Content Manager
1x VIP Manager
1 x Digital Mkting Mgr
1x CS & Payments Mgr
1x CS Team Lead
2 x Payment Analysts
13x CS Reps
Financial Planning & Corporate Development
Accounting Manager
3x Accountants
Compliance Analyst

Source: GNOG management.

45

46 AGENDA GNOG Company Summary How We Differentiate Ourselves Proposed Transaction Financial Overview and Growth Plan Introduction Market Overview Appendix

Summary of Continued Support from Golden Nugget / Landry’s 47 • Upon closing of a transaction, GNOG will have approximately 120 FTEs • 80 individuals will be full - time, direct employees of GNOG, with another approximately 70 individuals being part - time Employees at GNOG License and Support Services Agreement • GNOG currently pays the Golden Nugget / Landry’s parent company a 3% royalty on net gaming revenue and will continue doing so po st - transaction • Royalty payment covers the following expenses incurred by GNOG • Licensing of the Golden Nugget trademark to be used exclusively for online gaming • Services provided by Golden Nugget / Landry’s to support GNOG’s existing infrastructure in the following areas: • Accounts payable • Corporate audit • Database access (Golden Nugget 24K and Landry’s Select) • Payroll • Legal • Rent and lease of facilities Note: Net Gaming Revenue defined as GGR less free play, gaming taxes, KYC, geolocation and payment processing.

Highly Loyal and Valuable Player Base 48 ~50% of GGR in 2019 Generated by Cohorts Acquired Before 2018 $0m $5m $10m $30m $20m $15m $35m $65m $25m $40m $45m $50m $55m $60m 2018 Cohort 2013 2014 2015 2016 2017 2018 2019 2017 Cohort 2019 Cohort 2016 Cohort 2015 Cohort 2014 Cohort 2013 Cohort GNOG GGR by Yearly Cohort, 2013 to 2019 % of 2019 GGR 22% 29% 16% 12% 8% 12% 1% Source: GNOG management.

Customer - Focused Strategy and Differentiation 49 Licensing Scientific Games’ Technology Allows GNOG to Focus on What it Does Best Player Retention Product Innovation Game Exclusives Customer Support Quality Marketing Team Player Acquisition Platform Sportsbook Content Aggregation • Golden Nugget Online Gaming has partnered with best - in - class technology companies since its inception • Multi - state, multi - product and multi - channel agreement with Scientific Games Digital • Exceptional KPIs driven by focus and excellence in CRM, ROI - driven player acquisition Leveraging Landry’s Assets Data Analytics VIP Mgmt.

Focus On Profitable Player Acquisition

New Players Typically Break Even by Month 5; ~2.2x ROI by Year 1; ~8.0x ROI by Year 5



ROI by time period[1]
GGR recoups 8.0x CPA
8.0x
GGR recoups 2.2x CPA and brings positive contribution
2.2x
GGR recoups CPA
1.0x
ROI
Month 5
Year 1
Year 5

- Effective and profitable player acquisition accelerates ROI
- GNOG invests in high-quality traffic sources, including
  - TV advertising
  - Targeted digital spend
  - Relationship with leading affiliates in the U.S. market

Source: GNOG management.
1. Cumulative GGR divided by Advertising Spend.

50

Reconciliation of Non - GAAP Measures 51 Source: GNOG management. ($ in millions) 2016 2017 2018 2019 Net Income $1.6 $4.5 $7.2 $11.7 Plus: Tax Expense - 0.5 4.7 6.0 Plus: Interest Expense 0.1 0.1 - - Plus: Depreciation & Amortization 0.0 0.0 0.1 0.1 EBITDA $1.7 $5.1 $12.0 $17.8 Less: Brand Royalties (0.4) (0.5) (0.9) (1.1) Adj. EBITDA $1.3 $4.6 $11.1 $16.7 ($ in millions) Jan - 19 Feb - 19 Mar - 19 Apr - 19 Jan - 20 Feb - 20 Mar - 20 Apr - 20 Net Income $0.8 $0.7 $1.1 $1.0 $1.1 $1.3 $1.6 $2.2 Plus: Estimated Tax Expense 0.4 0.4 0.5 0.5 0.5 0.6 0.7 1.0 Plus: Interest Expense - - - - - - - - Plus: Depreciation & Amortization 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 EBITDA $1.2 $1.1 $1.6 $1.5 $1.6 $1.9 $2.3 $3.2 Less: Brand Royalties (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.2) Adj. EBITDA $1.1 $1.0 $1.5 $1.4 $1.5 $1.8 $2.2 $3.0 Note: Prior to November 2017, GNOG was a pass through entity and as such no tax impact was previously reflected.

Exhibit 99.3

Landcadia II Audio Transcript	Transcribed By: FINSIGHT 589 8th Avenue New York, NY 10018

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Preamble
Deal Roadshow

Welcome to the Landcadia II Golden Nugget Online Gaming presentation.  The information discussed today is qualified in its entirety by the Form 8-K that has been filed today by Landcadia II and may be accessed on the SEC’s website, including the exhibits thereto.

Statements we make during this call that are not statements of historical facts constitute forward-looking statements that are subject to risks, uncertainties, and other factors that could cause our actual results to differ from historical results and/or from our forecasts, including those set forth in Landcadia II’s Form 8-K filed today and the exhibits thereto. For more information, please refer to the risks, uncertainties, and other factors discussed in Landcadia II’s SEC filings. All cautionary statements that we make during this call are applicable to any forward-looking statements we make wherever they appear. You should carefully consider the risks, uncertainties, and other factors discussed in Landcadia II’s SEC filings. Do not place undue reliance on forward-looking statements, which we assume no responsibility for updating.

Slide 3
Rich Handler

Hello, I'm Rich Handler, CEO of Jefferies, and proud co-sponsor of Landcadia II. I'm very excited to kick off the roadshow by announcing the merger of Landcadia with Golden Nugget’s Online Gaming business. We have looked at countless deals since the IPO and we have spent our time looking for businesses we understood, with terrific management teams, and attractive long term tailwinds for their business model, as well as an attractive purchase price.

In the midst of all of our work looking for companies, COVID hit and the world changed literally overnight. Now Tilman’s been telling me about his online gaming business for years and he's often bragged about the management team and their market leading position, that was literally built from the ground up.

When you look closer at the company, it is clearly a leader in innovation and customer service. You'll see it’s growing quickly and profitably as industry leading metrics for customer demographics, customer lifetime values, and margins. And the icing on the cake is that this is a business that will be instrumental in a post-COVID world as the US looks to expand online gaming as one of the most important sources of dealing with the realities of post-COVID massive deficits. Golden Nugget Online Gaming is one of the best positioned companies to capitalize on this opportunity and we at Jefferies couldn't be more thrilled to partner with Tilman and bring this great opportunity to the public markets.

Slide 4
Rich Handler

I will now turn this over to my partner Jim Walsh to discuss details of the transaction.

Slide 5
Jim Walsh

Thanks Rich. Hello everyone, this is Jim Walsh, I’m a Vice Chairman at Jefferies. Let me walk you through the transaction. First let me introduce you to Landcadia Holdings II, this is a special purpose acquisition vehicle that was created jointly between Jefferies and Tilman Fertitta’s entities. Tilman Fertitta and our CEO, Rich Handler, are both Co-Chairmen. It has over $300M in cash and we are going to be buying the Golden Nugget Online Gaming business, which is associated with Golden Nugget’s Online Casino operations.

We will be valuing Golden Nugget Online Gaming at $745M, which is approximately 6.1 times estimated 2021 revenue and merge into Landcadia through an up-C structure.

So let’s look at the Sources and Uses. For the sources we have $320M in our trust and will be issuing $314M of equity to the Golden Nugget Parent.

As far as uses. We will be paying a cash consideration to Golden Nugget Parent of $30M. We will be putting $88M on the balance sheet. We will pay down $150M of debt. The fees associated with paydown debt are $24M and additional transaction fees will be $30M.

Slide 6
Jim Walsh

When you look at the Golden Nugget Online Gaming business with its terrific management team, great historical growth, positive cash flows, and great operating metrics, and you look at the 6.1x valuation of 2021 revenues, we believe we are bringing this unique investment opportunity at a significant discount to the two most comparable companies of DraftKings and GAN.

Slide 7
Jim Walsh

If you look at the valuation metrics against a wider group of publicly listed iGaming companies and interactive gaming companies, you see our valuation of 6.1x vs. an average of 8.5x, but more importantly if you look at it adjusted for our revenue growth expectations, it’s coming at a very significant discount to how these companies trade in the public market.

Slide 8
Jim Walsh

Let me introduce you to the management team that will walk you through the presentation. With us today we have Tilman Fertitta, who is Chairman and CEO of Golden Nugget Online Gaming. Thomas Winter who is President, and Mike Harwell who is the CFO.

With that, let me turn it over to Tilman to start the presentation. Tilman.

Tilman Fertitta

Alright thanks Jim. So what I'm going to talk about now is the Golden Nugget, the company, which is really what GNOG came off of, and we're spinning it off of, and this is what helps make it so very successful.

Slide 9

Tilman Fertitta

So let's talk about Golden Nugget for a second everybody knows that the Golden Nugget is an internationally recognized brand and company with approximately $4 billion in revenue in 2019, over 600 restaurants hospitality entertainment of course our gaming properties. What makes us special is there's no other company like this in America that has 5 casinos, aquariums, amusement parks in 40 states basically in 42 international locations. Everybody needs to remember that the Golden Nugget Landry's is gonna have an extreme vested interest in GNOG since it will get a 3% royalty on GNOG’s net gaming revenue. So Golden Nugget is going to continue to do whatever it can do to push them and help them from a revenue standpoint.

Slide 10

Tilman Fertitta

What's unique about us is we are where the people are we have a huge broad national network of locations over 3M Landry’s Select Club members and over 2 and a half million active Golden Nugget 24 Select club members. We have the ability to push anything through with having over 100M customers a year between all of our entities.

Slide 11

Tilman Fertitta

Golden Nugget has been a household name throughout America with all of our presence, our land based properties myself in different aspects of media and sports that I do nationally besides running Landry’s for so long. Also we have the sticks and bricks advantage. We saw it when we opened up Golden Nugget iGaming and we had the Golden Nugget brand and a lot of names you might think they are household names of DraftKings and Betfair but they were not at the time and FanDuel but people knew the Golden Nugget name and that's an advantage that we had. It was just one small advantage but people didn't mind putting their money on deposit with the Golden Nugget because they knew there was a stick and brick to go and get that money if they had to.

Slide 12

Tilman Fertitta

Once again, our databases and our amount of customers from state to state with the 3M Select Club members and we're still adding between 5,500 and 6,000 new customers every single week and 40 percent of our members across brands. Also with the Golden Nugget Select Club still adding over 7,500 a week with the 2.5M active customers. And what's unique about ours that everybody else's doesn't do is one card plays across all our casino properties and you can also take our card and go back to our restaurants and use your card in our restaurant with your comp dollars.

Slide 13

Tilman Fertitta

The Golden Nugget has a strong, strong history of generating returns, you know if you look at Biloxi at 27%, Vegas 17%, Lake Charles 16% and Atlantic City 15%, that's way above average when it comes to capital spent on casinos and of course if you look at our Golden Nugget online gaming 288%, believe me there's no better return of capital in online gaming especially when you have tables and slots more so than even sports.

Slide 14

Tilman Fertitta

Strong management team with myself as Chairman and CEO, Thomas Winter who we brought in as President who really found this company and make it what it is Michael Harwell who's been with Landry’s for many years went off and was with the public company for a few years and is back and Warren Steven who’s one of the best at products and operations. So we have an excellent team at the top plus a huge amount of other people below them which we'll get into.

Slide 15

Tilman Fertitta

When you look at Golden Nugget online gaming this company was run for cash because it was private and we probably didn't grow as quick as we should have as a private company but today going public we're already going into the Pennsylvania and Michigan markets in 2021 and there's so many more opportunities but there's no reason this company can't continue to generate EBITDA, basically every single year unless it's a huge amount of states that we go into at the same time but at that point it'll generate enough dollars in the years to come that we’ll all be really happy.

Slide 16

Tilman Fertitta

Over 15 awards in the last 5 years, there's no doubt that in iGaming in North America Golden Nugget Online Gaming has set itself above everybody else. Usually when you do awards ceremonies they don't give it to the same company every single year, but we have truly been the operator of the year for many years in a row.

Slide 17

Tilman Fertitta

What we love about iGaming of course which is slots and table games is when you look at casino land-based player, 51 percent of all land based casino players are female and 49% are male. In iGaming it's 45 and 55 where online sports males make up 95 percent so you're basically losing half the population when it becomes online sports and not iGaming. This gives us a huge advantage to grow our business and remember I’ll say this again there's a reason that only 5 percent of our casino floor is a sports book and 95 percent of our floor is tables and slot.

Slide 18

Tilman Fertitta

When you look at gaming versus sports betting and player economics, iGaming players place more bets and are 7 times more valuable than sports betting, they play longer and they generate a higher hold for the operator. If you look at the $700 versus the $100 in online sports, don't get me wrong we're going to go into every single market we can with online sports to build our database so if we don't get iGaming at that exact time we're going to still build our database and make money on sports so at that point that when you do have tables and slots online we'll be ready for them and extremely extremely profitable. The runway is so long and the opportunities are going to keep coming up every single year but what's best about this is you get to play from home, you don't have to go in the casino and iGaming customers are so much more valuable.

Slide 19

Tilman Fertitta

As you can see here this is a pandemic proof business model and here we are in late June in Texas and Florida and it's going backwards on us right now. What's funny is we were off a million dollars in our restaurant business and our gaming business yesterday but we had the largest day ever in deposits since we've been at Golden Nugget Online Gaming on the same night that our business was off a million dollars, which is kind of interesting. But as you can see our Golden Nugget online gaming was a plus 55 percent since this has happened, New Jersey iGaming is up 40%, so once again it still shows even though we're growing we're still growing better than everybody else. If you look at what we were going to do in EBITDA, before we were gonna do $20 to $21 and now we're gonna do $24 to $26 and we could even do $30 if we wanted but we're investing to buy more customers ourselves in the fourth quarter and even more so we're going to spend $2 million plus just to buy sports marketing to increase our players in the fourth quarter.

Slide 21
Tilman Fertitta

What's great about Golden Nugget Online Gaming is we’re innovative, we spend less than anyone else and that's what makes us an innovator and also so innovative. We're on track to deliver $95M in gross gaming revenue and around $24M minimum of EBITDA in 2020. We're truly cutting edge, we’re the first to launch in-house live dealer, we're the first to launch branded slot, Golden Nugget Video Slots, and successful bet new game categories, Steppers and Megaways. We’ll continue to be the most innovative of any of the iGaming companies out there.

Slide 22
Thomas Winter

Thank you Tilman. And so you can just say we've achieved pretty steady growth and to achieve 13% market share last year in New Jersey but it was also profitable growth with a 30% EBITDA margin.  And how we did that was with combination of the brand, execution capabilities, and innovation. And all these capabilities, we'll be able to leverage them in other states starting with Pennsylvania and Michigan.

Slide 23
Thomas Winter

We’ve enjoyed steady growth over the past 7 years averaging 50% per year and the current pandemic has further accelerated that growth. And we are expecting this impact to be long lasting thanks to the incremental players acquired during the stay at home period.

Slide 24
Tilman Fertitta

So let's talk about the huge US iGaming opportunity for Golden Nugget Online Gaming. When you look at where we are today in just New Jersey, it's an $800M iGaming market. Just a few years ago everyone thought it was going to be a $500M iGaming market. Our immediate opportunities in Pennsylvania and Michigan are expected to be $2.5B dollars with New Jersey. And then you look at the future opportunities, we think it'll be $22 billion. As the millennials continue to grow and they continue to do everything with their phone, it's really unlimited where this could truly go because the old customer and the old dinosaurs, they're not into this but all these young people are.

Let's talk about what it takes to get into Pennsylvania. We’ll spend $8M to get into Pennsylvania and we’ll lose approximately $15M in the first two years so our outreach in cash will be $23M. In Michigan it'll take approximately $4M to get in and then we'll lose $13M, so $17M. So why are we going public? Just there you're gonna lose $40M in the first two years okay, but you gotta remember we're also going to be generating $25M - $30M. So our cash run is really good even losing these kind of dollars, but that's why you've got to go public at this point or take an equity partner because there's so much opportunity out there. As you can see what we've done with New Jersey it's amazing what will be generating in Pennsylvania and Michigan, just three states in years to come.

Slide 25
Thomas Winter

Okay, so Tilman just mentioned a $22B opportunity, how do we get there? First way to look at it is to look at land based gaming across commercial casinos and tribal casinos. Today this is about $75B. If you apply a 30% penetration to that which is what we see in New Jersey, you would end up with $22B. Another way to look at that is to look at this year, in New Jersey, we think that the market is trending to about $780M gross gaming revenue for iGaming and New Jersey happens to account for approximately 3.4% of the U. S. household income and if you apply that to the full U.S. then you get to the $22B.

Slide 26
Thomas Winter

So this $22B are, a matter of fact, coming from two different player segments. The first, the core segment, is what we call “Pure Casino.” “Pure Casino” is made of players who sign up online and then will play casino games, either slots/table games right away. A new segment was added two years ago with sports betting legalization. Which is coming from sports betting players who also want to play casino games. So if you look at a more mature market like the UK, “Pure Casino” accounts for about 55% of the total iGaming while sports betting companies account for about 45%. Apply that to the US, that will be about $12B for “Pure Casino” and $10B for Sports Betting casino.

Slide 27
Thomas Winter

So what about New Jersey? In New Jersey, Golden Nugget has about 18% of the “Pure Casino” market which accounts this year for about 2/3 of the total iGaming market. Moving forward, as a public company, we’ll start going after the second segment – the sports led segment. We’ll start in Q4, spending marketing dollars to reach out to sports players who don’t necessarily see themselves as casino players, but who we know will cross sell to iGaming.

Slide 28
Thomas Winter

So what about our competitive landscape now in New Jersey? It's interesting to see that last year the top 5 operators accounted for 63% of the total market and we believe that it's going to be the poster child for what we’re going to see in other markets. So we expect that the top 6 or 7 operators will keep capturing about 70-75% market share and we intend to be part of these leading operators.

Slide 30
Mike Harwell

Thanks Thomas. When we look at the New Jersey market which is very mature, and you look at iGaming verses online sports betting revenue there's a significant disparity. In 2019 it was almost double at $462M versus $244M. We think the reason for this is a demographic difference in our players and the value of our players and we expect this trend to continue. We expect to see this also in new markets that we enter into.

Slide 31
Mike Harwell

If you look at iGaming as a percent of land-based casino revenue, there was already strong growth between 2016 and 2019 when it tripled but obviously the pandemic has greatly accelerated this shift. We just basically commenced the largest work from home experiment ever conducted and the way people use technology to do their jobs to interact with people, conduct business, consume entertainment has changed. We expect a lot of these changes to stick and we expect to retain many of the players that we acquired during this period. We expect this percentage to be above 30% on a go forward basis.

Slide 32
Mike Harwell

If you look at how many states are live right now on iGaming you've got New Jersey Pennsylvania and Delaware that's compared to 10 states that are live on online sports betting. The market opportunity is almost double in the 3 states. We're not the only ones to notice this and there's more and more US states that have signaled their intention to explore iGaming. Now more than ever, they need something to shore up their budgets and this is pandemic proof. Back to Thomas.

Slide 34
Thomas Winter

So what makes us different? First, we have a very strong return on investment and by targeting the most valuable online casino players, we are able to reduce our advertising spend as a percentage of revenues which in turn will increase our EBITDA margin as you can see on this graph.

Slide 35
Thomas Winter

So, this chart shows the continuous increase in the average revenue per user and that is because the offer and also the user experience improves and also because we are coming up with more sophisticated marketing especially towards VIPs and important to know that we will benefit from this experience and that better offer from day 1 in Michigan and Pennsylvania.

Slide 36
Thomas Winter

And if you combine the increasing average revenue per user to improved retention of players then you end up with market leading lifetime value. The lifetime value is the amount a player will spend in gross gaming revenue over a period of time. After 7 years, a Golden Nugget player will have generated $7,700 of gross gaming revenue and this is about 3 times higher than what DraftKings estimates to be their lifetime value in New Jersey across sports betting and online gaming.

Slide 37
Thomas Winter

So how do we get differentiation in this market? First way to do that is through innovation. In 2016, we were the first one to launch Live Dealer and to build our own studio and operate that studio and we didn’t stop there. We added new games every single year and the result of that is that today Live Dealer accounts for 15-20% of our revenues every month.

Slide 38
Thomas Winter

The second way to get differentiation is through exclusivity, here exclusive games. They enhance our brand equity and they maximize our share of wallet among more valuable players. And actually in the next 12 months, we are planning to add 80 more games that will be exclusive to us for a period of time.

Slide 39
Thomas Winter

And the last way to get differentiation is of course with the user experience and part of that user experience comes from customer service and when it comes to customer service we have a 96% satisfaction rating which is critical for VIP retention.

Slide 41
Mike Harwell

When you look at the historical year over year performance, it's really strong. Revenue almost doubled between 2017 and 2019, and EBITDA tripled. If you look at the first 4 months of 2020 versus the first 4 months of 2019, revenues are up 50%, EBITDA is up 70%. The numbers are in for May and revenues up 57%. We expect to do $95M for the full year in revenue and $24M to $25M in EBITDA which includes a $2M investment we're making in sports betting. We had strong growth, but it was controlled growth so as not to outpace our cash flow and the leverage and EBITDA we achieved shows the value of player retention in the long-term value of our players.

Slide 42
Thomas Winter

So what's next? Short term full focus on New Jersey, Pennsylvania and Michigan. In New Jersey we will be accelerating our marketing spend and that would apply to pure casino marketing spend where we will increase our investment by about 50% but also we go after sports players and cross-sell them to iGaming. And we are very excited to start expanding to new states and that will start with Pennsylvania and Michigan. So in Pennsylvania we were pre-approved for licensing. The process is ongoing, and we plan to go live at the end of this year or early next. In Michigan we've signed an agreement with a tribal casino, and we will be operating both sports betting and iGaming which we expect to start in January 2021. And interestingly in both these states we will be spending in advertising during the first year as much as we have spent in New Jersey the first 3 years. That should lead us to ramp up our revenues much quicker than what we did in New Jersey 7 years ago.

Slide 43
Thomas Winter

And then beyond the 3 states we see a massive opportunity with more states regulating online gaming in the years to come. So in 2021 across the 3 states we plan to be at $122M in net revenues but if we look at 2025 we believe it could be as much as $635M with most of this revenue coming from states that will start regulating from 2022 onwards.

Slide 44
Thomas Winter

What will be the impact of these new states on our contribution profits. Just like it was a case in New Jersey where we lost money the first 2 years as we were building our player database and then broke even in year 3 and started to make money after that, we believe that's going to be the same in each and every state and this is what happens to any online gaming or sports betting operator pretty much everywhere in the world. So in 2021 and 2022, we'll have that negative impact to our contribution profits and as soon as 2023 we'll go back to growing our contribution profits in these 3 states and as we launch in any other states, it should be the same pattern.

Slide 45
Tilman Fertitta

So as you can see after hearing from Mike and Thomas I mean we're just primed to be the best iGaming company in America. Also we’ll be very strong in sports but we're in the iGaming business. That's where the money is, that’s where the customers’ more valuable and that's where the big money is going to be made going forward and where you're going to generate lots of EBITDA. Remember, I'm an EBITDA focused guy okay. We're not going to be going back to the market continuously trying to raise equity diluting our shareholders to raise money and dilute you all because we're going to generate a lot of cash flow. You see our organization. It’s very deep. We've been doing this together now we don't have any new hired-in people. This team has been around each other and has known each other for a long time and we're truly truly excited about this. For me to want to spin this off out of Golden Nugget / Landry’s is only because of the unbelievable opportunity that I see. So, we look forward to hearing from all of you and whatever we can do we're all available. So, thank you very much for listening to us today.